Restricted Cash (Tables)	12 Months Ended
Jun. 30, 2018
Subclassifications of assets, liabilities and equities [abstract]
Schedule of Restricted Cash

	US dollar
Figures in million	2018	2017

Non-current (a)	6	5
Current (b)	3	1

Total restricted cash	9	6

(a)
The amount primarily relates to funds set aside to serve as collateral against guarantees made to the Department of Mineral Resources (DMR) in South Africa for environmental and rehabilitation obligations. Refer to note 26. The funds are invested equally in short term money market funds and call accounts.

(b)	Cash of US$1.4 million relates to monies released from the environmental trusts as approved by the DMR which may only be used for further rehabilitation.